Fees Summary	Oct. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 1,270.52
Total Transaction Valuation	9,200,000.00
Total Offset Amount	0.00
Net Fee	$ 1,270.52